EXHIBIT 10.15

Indexing instructions:

See attached indexing sheet

Prepared by: Taxodium Energy, LLC

      P.O. Box 2205

      Laurel, MS 39442

      (601) 426-0056

Grantor: Taxodium Energy, LLC

P.O. Box 2205

Laurel, MS 39442

(601) 426-0056

Grantee:Barrister Energy, LLC

3033 Wilson Blvd Ste E 605

Arlington, MS 22201

(703) 479-8538

ASSIGNMENT, BILL OF SALE AND CONVEYANCE

STATE OF MISSISSIPPI       §

      §          KNOW ALL MEN BY THESE PRESENTS:

COUNTIES OF JONES,  CLARKE,  §

JASPER, WAYNE, COVINGTON,

MARION, WALTHALL, STONE,

HINDS, MONROE

That, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Taxodium Energy, LLC whose address is P.O. Box 2205, Laurel, Mississippi 39442, (herein called "Assignor"), does hereby grant, bargain, sell, transfer, assign, convey and deliver unto Barrister Energy, LLC,  a Mississippi Limited Liability Company, whose address is 3033 Wilson Blvd Ste E 605, Arlington, MS 22201, (herein called "Assignee"), subject to all of the provisions hereof, all of the following (herein called collectively the "Interests"):

(a)All of Assignor's right, title and interest in and to the entire estates created, producing and non-producing by the wells and leases described in Exhibit "A" (herein collectively called the "Properties"), and all of Assignor's interest in the land covered thereby (the "Land"), together with all property and rights incident thereto, including all such rights in, to and under all agreements, product purchase and sale contracts, leases, permits, rights-of-way, easements, licenses, servitudes, surface leases and other surface rights (including, but not limited to, any well equipment, tanks, boilers, buildings, fixtures, injection facilities, saltwater disposal facilities, compression facilities, gathering systems, gas treating facilities, gas processing plants, and facilities, machinery, office furniture, power lines, telephone, telegraph lines, roads, and other appurtenances, easements and facilities), now located on or being used or held solely for use in connection, with the exploration, development, operation or maintenance of the interests, farmouts, options and orders directly relating thereto;

(b)All of Assignor's right, title and interest in and to the wells, wellbores, fixtures, equipment, field gathering pipelines and other personal property on the Land, appurtenant thereto or directly used or obtained in connection with the Land or with the production, treatment, sale or disposal of hydrocarbons or waste produced therefrom or attributable thereto;

(c)All of Assignor's right, title and interest in and to all presently existing and valid operating agreements, unitization, pooling, communization agreements, declarations and orders and the properties covered, and the units created thereby, including any and all units formed under orders, regulations, rules and other official acts of any governmental authority having requisite jurisdiction, together with any right, title and interest of Assignor created thereby in the Land.

(d)All of Assignor's right, title and interest in and to all oil, gas, distillate, condensate, casinghead gas or other liquid or vaporous hydrocarbons, or other minerals ("Hydrocarbons"), produced from or attributable to the Properties or Wells after the Effective Date, (Provided that all Hydrocarbons produced prior to the Effective Date and in storage as of the Effective Date shall belong to Assignor;)

(e)All of Assignor's right, title and interest in and to all lease files, land files, well files, gas and oil sales contract files, gas processing files, division order files, abstracts, title opinions, land surveys, all proprietary seismic data (including without limitation, original field tapes and processed copies, films, tapes and prints), and all other books, records, certificates of title, accounts, intangibles, files, maps and accounting records in Assignor's possession or control and all rights thereto of Assignor related to any of the Interests;

(f)All of Assignor's right, title and interest in and to the Properties; including all oil and gas leases, interests, royalties, overriding royalties, subleases, fee estates, net profits interest, and carried interests.  It being the intent of Assignor to assign and deliver and Assignee to receive all of Assignor's right, title and interest in and to the aforementioned Interests, even though the same may have been omitted from Exhibit "A". FEE MINERALS ARE EXPRESSLY RESERVED FROM THIS ASSIGNMENT, BILL OF SALE AND CONVEYANCE.

ASSIGNEE, BY THE ACCEPTANCE HEREOF, UNDERSTANDS AND AGREES TO THE FOLLOWING PROVISIONS:

1.ASSIGNOR SPECIALLY WARRANTS AND AGREES TO DEFEND TITLE TO THE WORKING INTERESTS AND NET REVENUE INTERESTS ASSOCIATED WITH THE LEASES AND WELLS AS SET FORTH ON EXHIBIT “A”, AGAINST ANY LAWFUL CLAIMS AND DEMANDS OF ALL PERSONS CLAIMING, OR TO CLAIM THE SAME, BY, THROUGH AND UNDER ASSIGNOR, BUT NOT OTHERWISE, SUBJECT TO INSTRUMENTS OF RECORD AND THOSE REFERENCED OR CONTAINED IN ASSIGNOR’S FILES.  ASSIGNOR MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND WHATSOEVER WITH RESPECT TO THE QUANTITY, QUALITY, CONDITION, SIZE, WEIGHT OR SERVICEABILITY OF THE WELLS, WELLBORES, FIXTURES, EQUIPMENT OR OTHER PERSONAL PROPERTY INCLUDED AMONG THE INTERESTS, WHICH SHALL BE CONVEYED TO ASSIGNEE AS IS, WHERE IS, AND WITH ALL FAULTS AND DEFECTS AND IN THEIR PRESENT CONDITION AND STATE OF REPAIR.  ASSIGNOR SPECIFICALLY DISCLAIMS, WITHOUT LIMITATION, ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND ANY REPRESENTATIONS OR WARRANTIES, EITHER EXPRESS OR IMPLIED, THAT THE INTERESTS, OR ANY PORTION THEREOF, ARE IN COMPLIANCE WITH ANY FEDERAL OR STATE ENVIRONMENTAL RULES OR REGULATIONS.

2.ASSIGNEE SHALL FULLY PROTECT, DEFEND, RELEASE, INDEMNIFY AND HOLD HARMLESS ASSIGNOR, ITS EMPLOYEES AND AGENTS, SUCCESSORS AND ASSIGNS, FROM AND AGAINST EACH AND EVERY CLAIM (AS DEFINED BELOW IN PARAGRAPH 6):

(a)ARISING FROM OR RELATING TO, WHOLLY OR IN PART, THE OPERATION OR OWNERSHIP ON OR AFTER THE EFFECTIVE TIME OF THE INTERESTS ACQUIRED HEREUNDER BY ASSIGNEE, OR

(b)BASED UPON AN ADVERSE ENVIRONMENTAL CONDITION IN EXISTENCE AT THE TIME OF CLOSING AND RELATING TO THE INTERESTS CONVEYED AT CLOSING, OF WHICH ASSIGNEE HAD KNOWLEDGE PRIOR TO CLOSING AND WHICH ASSIGNOR HAS NOT EXPRESSLY AGREED IN WRITING TO REMEDY, OR

(c)RELATING TO THE INTERESTS WHICH IS EXCLUDED FROM ASSIGNOR'S INDEMNITY OBLIGATION.

3.ASSIGNOR SHALL FULLY PROTECT, DEFEND, RELEASE, INDEMNIFY AND HOLD HARMLESS ASSIGNEE, ITS EMPLOYEES AND AGENTS, SUCCESSORS AND ASSIGNS, FROM AND AGAINST EACH AND EVERY CLAIM ARISING FROM OR RELATING TO THE OPERATION OR OWNERSHIP OF THE INTERESTS PRIOR TO THE EFFECTIVE TIME; PROVIDED, HOWEVER, ASSIGNOR'S INDEMNITY OBLIGATION SHALL NOT APPLY TO:

(a)ANY CLAIM RELATING TO THE INTERESTS WHICH ASSIGNOR HAS NOT EXPRESSLY AGREED IN WRITING TO REMEDY AND WHICH ASSIGNEE HAS ACTUAL KNOWLEDGE OR NOTICE OF ON OR PRIOR TO THE DATE OF CLOSING, REGARDLESS OF WHETHER SUCH CLAIM IS BASED, IN WHOLE OR IN PART, ON THE NEGLIGENCE OF ASSIGNOR, OR

(b)ANY CLAIM RELATING TO THE INTERESTS OF THE TYPE WHICH MAY BE ENCOUNTERED IN THE CONDUCT OF OPERATIONS CONSISTENT WITH NORMAL OIL FIELD PRACTICES (I.E. CLAIMS RELATING TO SURFACE RECLAMATION, WELL PLUGGING, CASING REPAIR, ASBESTOS, NATURALLY OCCURRING RADIOACTIVE MATERIALS OR

ORDINARY WEAR AND TEAR), REGARDLESS OF WHETHER ANY SUCH CLAIM IS BASED, IN WHOLE OR IN PART, ON THE NEGLIGENCE OF ASSIGNOR, OR

[2]

ADDITIONALLY, ASSIGNOR’S INDEMNITY OBLIGATION TO ASSIGNEE HEREUNDER SHALL BE LIMITED TO THE EXTENT OF ASSIGNOR’S INTEREST IN THE INTERESTS IN QUESTION AT THE TIME THE FACTS FORMING THE BASIS OF THE CLAIM AROSE.

4.THE PARTY CLAIMING A RIGHT TO INDEMNITY HEREUNDER SHALL, AS SOON AS IT IS REASONABLY PRACTICABLE, (i) NOTIFY THE INDEMNIFYING PARTY IN WRITING OF ANY CLAIM AS TO WHICH INDEMNITY IS SOUGHT, GIVING FULL PARTICULARS IN REASONABLE DETAIL, (ii) COOPERATE WITH THE INDEMNIFYING PARTY IN THE DEFENSE OF SUCH CLAIM, AND (iii) NOT MAKE OR AGREE TO ANY SETTLEMENT OF SUCH CLAIM WITHOUT THE INDEMNIFYING PARTY'S CONSENT, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD.

5.ALL FUNDS HELD BY ASSIGNOR IN SUSPENSE ATTRIBUTABLE TO THE INTERESTS PRIOR TO THE CLOSING DATE SHALL BE DELIVERED TO ASSIGNEE PROMPTLY FOLLOWING CLOSING TOGETHER WITH A SCHEDULE AS TO THE PROPER ACCOUNTING THEREFOR AND ASSIGNEE THEREAFTER SHALL HAVE THE SOLE RESPONSIBILITY WITH REGARD TO THE PAYMENT THEREOF IN ACCORDANCE WITH SUCH ACCOUNTING AND SHALL INDEMNIFY AND HOLD ASSIGNOR HARMLESS FROM AND AGAINST ANY AND ALL COSTS, LOSSES, LIABILITIES, DAMAGES, EXPENSES, CLAIMS, SUITS AND DEMANDS WHATSOEVER, INCLUDING COURT COSTS AND ATTORNEYS' FEES, RELATED THERETO.

6.THE TERM "CLAIM", AS USED HEREIN, SHALL MEAN ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, LAWSUIT, PROCEEDING, JUDGMENT, OBLIGATION, LIABILITY, COST, EXPENSE, DAMAGE, OR LOSS, INCLUDING COURT COSTS AND ATTORNEY'S FEES.

TO HAVE AND TO HOLD the Interests unto Assignee, its successors and assigns, forever.

All subsequent conveyances or assignments of the Interests, in whole or in part, shall incorporate the covenants and limitations identical in substance to the foregoing for Assignor's continuing benefit, and shall similarly bind Assignee's successors and assigns.

Assignor and Assignee agree to execute such other instruments as are reasonably necessary to effectuate the conveyance contemplated by this Assignment, including but not limited to amendments to Exhibit “A” further describing the wells and oil and gas leases subject to this Agreement and covering the Oil and Gas Properties.

This Assignment and Bill of Sale shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and the covenants hereof shall run with the land.

IN WITNESS WHEREOF, this Assignment, Bill of Sale and Conveyance as of the acknowledgement below, but is effective as of 1st day of October 2022, at 7:00 a.m. (hereinabove referred to as the "Effective Date").

ASSIGNOR: ASSIGNEE:

Taxodium Energy, LLCBarrister Energy, LLC

November 8, 2022November 8, 2022

/s/Andrew Cardwell/s/Jeffrey Guzy

By: Andrew Cardwell, ManagerBy: Jeffrey Guzy, Manager

[3]